Exhibit 10.162

AMD_00271008.0

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS OF THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. *** INDICATES THAT INFORMATION HAS BEEN REDACTED.

Amendment No. 4

This Amendment No. 4 (the “Amendment”) is entered into as of March 20, 2020 and is effective as of 1 April 2020 (“Effective Date”) by and between MSCI ESG Research LLC and BlackRock Fund Advisors (“Licensee”) pursuant to the Index License Agreement for Funds (MSCI reference number IXF_00040) dated as of March 18, 2000 (the “U.S. Agreement”) by and between MSCI Inc. (as successor to Morgan Stanley Capital International Inc.) and Licensee (as successor to Barclays Global Investors, N.A.); the U.S. Agreement, together with this Amendment, shall constitute the “Agreement”.

Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the U.S. Agreement.

*The parties agree that this Amendment is subject to the terms and conditions of the U.S. Agreement, all of which shall be incorporated hereunder, and which shall constitute the whole and standalone Agreement between Licensee and MSCI ESG Research LLC.  The parties agree, for the purposes of this Amendment, that MSCI ESG Research LLC shall be deemed to be “MSCI” (as such term is used in the U.S. Agreement) as if it had entered the U.S. Agreement in place of MSCI Inc.  For the avoidance of doubt, this Amendment shall not modify any other licenses granted to Licensee pursuant to the U.S. Agreement, or any other amendment to the U.S. Agreement, between MSCI Inc. and Licensee.  To the extent there is a conflict between this Amendment and the U.S. Agreement, the terms of this Amendment shall prevail.

1.	Index and Marks:

Exhibit A of the U.S. Agreement is hereby amended to include the following Index and Marks:

•	Bloomberg Barclays MSCI US Universal Choice ESG Screened Index

2.	Description of the Funds:

Exhibit B of the U.S. Agreement is hereby amended as follows:

a.

Licensee shall use the Index set forth in Section 1 above with respect to the following Licensee Fund (the “ESG ETF” or the “Fund”, which shall be a “Fund” as such term is defined in the U.S. Agreement):

•	iShares ESG Advanced Total USD Bond Market ETF

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Or such other name(s) as are agreed by Licensee and MSCI.

b.	The ESG ETF shall be exchange traded index funds listed on a national securities exchange located in the United States.

c.

Such primary listing(s) must occur within twelve months of the Effective Date of this Amendment. After such twelve month period, Licensee shall obtain MSCI’s prior written permission before the primary listing of the Fund on any national securities exchange located in the United States.

d.

The Agreement: (i) does not give Licensee the right to create any futures, options or other derivatives based on any of the Index listed in this Amendment, and (ii) does not give Licensee the right to create any futures, options, or other derivatives of the Fund without the prior written consent of MSCI. Notwithstanding the foregoing, Licensee may hold futures, options or other derivative instruments as constituent holdings of the Fund.

e.	Licensee or any affiliate of Licensee is the asset manager of the Fund.

3.	License Fees:

The first paragraph of Section 3 of the U.S. Agreement shall be replaced as follows:

a.Each *** Licensee shall pay to only MSCI *********:

********* .

*********, which shall be calculated on a ********* on the ***************************, all license fees applicable to the Fund shall be ***************************.

b.

Licensee shall, with the payment of the relevant ********* License Fees, provide to MSCI a written report that shall include the ******************. The License Fees shall ********************* and shall be accompanied by a statement from Licensee or its designee stating that such fees are accurate. ***************************.

4.	Miscellaneous:

a.

MSCI ESG Research LLC and Barclays Capital Inc. (or its successor, “Bloomberg/Barclays”) are parties to an agreement dated as of May 2, 2012 setting forth the licensing for the Index and Marks listed above. MSCI ESG Research LLC has full power and authority, including all necessary permissions and authorizations from Bloomberg/Barclays, to grant a license to the Licensee to use the Index and Marks listed above. Licensee hereby acknowledges and agrees that for the Index, Licensee has provided to MSCI certain specifications, designs, security screens or other instructions from Licensee, such as instructions for controversial weapon exclusion screening (the "Licensee Information").  Licensee represents and warrants that it has all rights, titles, licenses, permissions and approvals necessary to provide the Licensee Information to MSCI or Bloomberg/Barclays for purposes of calculating the Index and that none of the Licensee Information infringes, violates, trespasses or in any manner contravenes or breaches any patent,

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copyright, trademark, license or other property or proprietary right or constitutes the unauthorized use or misappropriation of any trade secret of any third party.

b.

Licensee shall refer to the Index only by the name set forth in this Amendment.  No use or reference of the Index by Licensee shall imply that the Index is part of the standard family of indexes published by MSCI and/or Bloomberg/Barclays.  Further, Licensee agrees not to make any statement or take any action that expresses or implies that MSCI and/or Bloomberg/Barclays approves of, endorses or otherwise expresses any judgment or opinion regarding Licensee or its products or services.

c.

Notwithstanding anything to the contrary (including Section 2 of the U.S. Agreement), ************************************.  For the avoidance of doubt, this Amendment shall automatically terminate if the U.S. Agreement terminates or expires for any reason.

d.

Licensee agrees that the audit requirements under Section 3 of the U.S. Agreement also include a right of audit with respect to Licensee’s compliance with this Amendment, subject to MSCI complying with any confidentiality obligations set forth in the U.S. Agreement and any applicable regulatory obligations provided to MSCI in advance in writing, and provided that any such audit does not access any Confidential Information that would cause the Licensee to breach any contractual obligation of confidentiality it owes to its clients.

e.

In addition to the rights granted to MSCI in Section 4(c) of the U.S. Agreement and subject to the same notice requirements detailed therein, Licensee hereby acknowledges and agrees that MSCI and/or Bloomberg/Barclays may, and MSCI and/or Bloomberg/Barclays reserve the right in their discretion to, make changes in the titles, names, format, organization or content of the underlying parent index, including without limitation amending, enhancing or replacing index methodologies or index naming conventions governing the underlying parent index as well as any applicable security level attributes related to such underlying parent index.

f.

Licensee acknowledges and agrees that the Index, the Marks, and all intellectual property rights in respect thereof are the property of MSCI and/or Bloomberg/Barclays, their affiliates and information providers (as applicable), and that the use granted hereunder shall not be construed to vest in Licensee any rights except as expressly authorized herein. Licensee further acknowledges and agrees that Marks shall include Bloomberg/Barclays trade name, trademark and service mark rights (including Index names and other Bloomberg/Barclays marks referred to herein) and that Bloomberg/Barclays is entitled to the same rights and protections that MSCI is afforded under the U.S. Agreement, including Sections 6 through 9 of the U.S. Agreement (as such sections are amended by this Amendment).

g.	The disclaimer under Section 10(b) shall be replaced as follows in respect of the Fund only:

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI ESG RESEARCH LLC (“MSCI ESG RESEARCH”), BLOOMBERG INDEX SERVICES LIMITED (“BLOOMBERG”), BARCLAYS BANK PLC (“BARCLAYS”) OR ANY OF THEIR RESPECTIVE AFFILIATES, INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY (COLLECTIVELY, THE “INDEX PARTIES”) INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING THE BLOOMBERG BARCLAYS

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MSCI US UNIVERSAL CHOICE ESG SCREENED INDEX (THE “INDEX”).  THE INDEX IS THE EXCLUSIVE PROPERTY OF THE APPLICABLE INDEX PARTY. “BLOOMBERG”, “BARCLAYS”, “MSCI ESG RESEARCH”, AND THE INDEX NAME ARE THE RESPECTIVE TRADE AND/OR SERVICE MARKS OF BLOOMBERG, BARCLAYS, MSCI ESG RESEARCH, OR THEIR AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY [LICENSEE].  NONE OF THE INDEX PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI ESG RESEARCH, BLOOMBERG, BARCLAYS, OR THEIR AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY BLOOMBERG AND/OR MSCI ESG RESEARCH WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY.  NONE OF THE INDEX PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX.  NONE OF THE INDEX PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE.  FURTHER, NONE OF THE INDEX PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH THE INDEX PARTIES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES CONSIDERED RELIABLE, NONE OF THE INDEX PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE INDEX PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE INDEX PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH THE INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE INDEX PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE INDEX PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE INDEX PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI ESG Research, Bloomberg, or Barclays trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI ESG Research to determine whether permission is required.  Under no circumstances

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may any person or entity claim any affiliation with MSCI ESG Research, Bloomberg, or Barclays without prior written permission.

h.	The disclaimer required under Section 10(c) shall be replaced as follows in respect of the Fund only:

The fund or securities referred to herein are not sponsored, endorsed, or promoted by MSCI ESG Research, Bloomberg, or Barclays, and they each bear no liability with respect to any such fund or securities or any index on which such fund or securities are based.  The [Prospectus] contains a more detailed description of the limited relationship MSCI ESG Research, Bloomberg, and Barclays have with [Licensee] and any related funds.

i.	Licensee hereby acknowledges and agrees that Bloomberg/Barclays is considered a third party beneficiary of this Agreement.

j.	Notwithstanding any other provision in this Agreement, the Licensee shall not be required to pay twice for the same loss under this Agreement.

k.	With respect to this Amendment only, the indemnification provision under Section 11(a) of the U.S. Agreement shall be deleted in its entirety and replaced as follows:

“(a)Licensee shall indemnify, defend and hold harmless MSCI and its parent, subsidiaries, affiliates, Bloomberg/Barclays and its parent, subsidiaries and affiliates, and their officers, directors, employees and agents (each, an “Indemnitee”) against any and all judgments, damages, costs or losses of any kind (including reasonable attorney’s and experts’ fees) as a result of claims or actions brought by third parties against any Indemnitee which arise from any act or omission of Licensee which constitutes a breach of this Agreement or is in any manner related to the Fund (except with respect to any claim or action alleging that Licensee’s or Fund’s use of the Index and Marks violates or infringes any trademark, service mark, copyright or other proprietary right of any person not a party to this Agreement); provided, however, that (i) MSCI notifies Licensee promptly of any such claim or action, and (ii) Licensee shall have no liability to an Indemnitee if such judgments, damages, costs or losses are attributable to any breach of the Agreement, negligent act or omission by any Indemnitee with respect to this Agreement.  Licensee shall bear all expenses in connection with the defense and/or settlement of any such claim or action. MSCI shall have the right, at its own expense, to participate in the defense of any claim or action against which an Indemnitee is indemnified hereunder; provided, however, it shall have no right to control the defense, consent to judgment, or agree to settle any claim or action, without the written consent of Licensee.  Licensee, in the defense of any such claim, except with the written consent of MSCI, shall not consent to entry of any judgment or enter into any settlement which (i) does not include, as an unconditional term, the grant by the claimant to each relevant Indemnitee of a release of all liabilities in respect of such claims or (ii) otherwise adversely affects the rights of an Indemnitee. This provision shall survive the termination of this Agreement.”

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l.

MSCI and/or Bloomberg/Barclays may collect data generated as a result of use of the Index by Licensee provided and/or made available to MSCI and/or Bloomberg/Barclays as a result of the Agreement and/or concerning Licensee usage of the Index and Licensee acknowledges and hereby agrees that MSCI and/or Bloomberg/Barclays may use such data, including Licensee’s contact and delivery information to: (i) allow for delivery of the Index to Licensee and for reporting purposes between MSCI and/or Bloomberg/Barclays; (ii) enable MSCI and/or Bloomberg/Barclays to better tailor products to meet its customers’ particular requirements; (iii) improve the Index; and (iv) provided always that such data has been anonymized, for any other purpose.

m.	The “Notice” addresses under Section 13 shall be replaced as follows:

Notice to MSCI:MSCI ESG Research LLC

7 World Trade Center

250 Greenwich Street, 49th Floor

New York, NY 10007, USA

Attn:  MSCI Finance Department

Fax:    212-809-1213

with a copy to (which shall not constitute notice hereunder):

MSCI ESG Research LLC

7 World Trade Center

250 Greenwich Street, 49th Floor

New York, NY 10007, USA

Attn:  General Counsel

Fax:    212-804-2906

Notice to Licensee:BlackRock Fund Advisors

400 Howard Street

San Francisco, CA  94105

Attn: U.S. Legal and Compliance Group

Fax:  (415) 618-1025

with a copy to (which shall not constitute notice hereunder):

BlackRock Fund Advisors

55 East 52nd Street

New York, NY 10055

Attn: U.S. Legal and Compliance Group

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The parties agree that this Amendment forms an integral part of and is subject to all the terms and conditions of the Agreement.

MSCI ESG Research LLC By: _/s/ Joke Jacinto____________________ Name: Joke Jacinto Title: Executive Director	BlackRock Fund Advisors By: _/s/ Ruth Weiss_______________________ Name: Ruth Weiss Title: Managing Director Mar-20-2020

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